UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2015

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 19, 2015, FXCM Inc. (“the Company”) issued a press release providing further details regarding the financing agreement with Leucadia National Corporation. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: Press release, dated January 19, 2015, issued by FXCM Inc.

Exhibit No.	Exhibit Description

99.1	Press Release dated January 19, 2015, issued by FXCM Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ Robert Lande
	Name:	Robert Lande
	Title:	Chief Financial Officer

Date: January 19, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated as of January 19, 2015, issued by FXCM Inc.